Exhibit (a)(4)

NOTICE OF GUARANTEED DELIVERY
FOR TENDER OF LIMITED PARTNERSHIP UNITS
OF
REEVES TELECOM LIMITED PARTNERSHIP
PURSUANT TO THE OFFER TO PURCHASE DATED JUNE 14, 2006
OF
REEVES TELECOM ACQUISITION CORP.
(NOT TO BE USED FOR SIGNATURE GUARANTEES)

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., EASTERN
DAYLIGHT TIME, ON FRIDAY, JULY 14, 2006, UNLESS THE OFFER IS EXTENDED

This form, or a substantially equivalent form, must be used to accept the Offer (as defined below) if the certificates for limited partnership units (the “Units”) of Reeves Telecom Limited Partnership, a South Carolina limited partnership (the “Partnership”), or unexchanged shares of common stock of Reeves Telecom Corporation, the Partnership’s predecessor, are not immediately available, or if the procedure for book-entry transfer cannot be completed on a timely basis, or time will not permit all required documents to reach the Depositary on or prior to the expiration date of the Offer. Such form may be delivered by hand, or transmitted by written, telegraphic or facsimile transmission, or mail to the Depositary, Mellon Investor Services LLC. See Section 3 of the Offer to Purchase, dated June 14, 2006.

By Mail: Mellon Investor Services LLC Attn: Reorganization Department P.O. Box 3448 South Hackensack, NJ 07606	By Overnight Courier: Mellon Investor Services LLC Attn: Reorganization Department 480 Washington Boulevard Mail Drop - Reorg Jersey City, NJ 07310	By Hand: Mellon Investor Services LLC Attn: Reorganization Department 120 Broadway, 13th Floor New York, NY 10271

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION (AS DEFINED IN THE OFFER TO PURCHASE) UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

THE GUARANTEE ON THE REVERSE SIDE MUST BE COMPLETED

Ladies and Gentlemen:

The undersigned hereby tenders to Reeves Telecom Acquisition Corp., a Delaware corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase dated June 14, 2006 and the related Letter of Transmittal (which, together with any amendments and supplements thereto, collectively constitute the “Offer”), receipt of which is hereby acknowledged, the number of Units of the Partnership or unexchanged shares of common stock of Reeves Telecom Corporation, the Partnership’s predecessor, set forth below, pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase.

_________________________________________________
Name(s) of Record Holder(s)

_________________________________________________

_________________________________________________
Street Address(es)

_________________________________________________
City and State ZIP Code

_________________________________________________
Area Code and Telephone Number

X _______________________________________________

X _______________________________________________
Signature(s) of Record Holder(s)

__________________________________________________
Number of Units or Unexchanged Shares

__________________________________________________
Certificate Number(s) (if available)

Indicate account number at Book-Entry Transfer Facility if Units will be tendered by book-entry transfer:

_________________________________________________
Account Number

Dated: ______________________________________, 2006

Dated: ______________________________________, 2006

GUARANTEE
(NOT TO BE USED FOR SIGNATURE GUARANTEE)

The undersigned, a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program, guarantees the delivery to the Depositary of the Units of the Partnership or unexchanged shares of common stock of Reeves Telecom Corporation, the Partnership’s predecessor, tendered hereby, together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile(s) thereof) and any other required documents, or an Agent’s Message in the case of a book-entry delivery of Units, all within three trading days of the date hereof. A “trading day” is any day on which the New York Stock Exchange is open for business.

_________________________________________________
Name of Firm

_________________________________________________

_________________________________________________
Street Address(es)

_________________________________________________
City and State ZIP Code

_________________________________________________
Area Code and Telephone Number

X _______________________________________________
Authorized Signature

_________________________________________________
Name (Please Print)

_________________________________________________
Title

Dated: ______________________________________, 2006

DO NOT SEND CERTIFICATES FOR UNITS WITH THIS FORM.
CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL